                                                                     EXHIBIT 1.2

                                                                  EXECUTION COPY

                                  $150,000,000

                 Cybernet Internet Services International, Inc.

             150,000 Units Consisting of 14% Senior Notes due 2009 and Warrants to Purchase 4,534,604 shares of Common Stock


                               PURCHASE AGREEMENT
                               ------------------

                                                                    July 1, 1999


Lehman Brothers International (Europe)
One Broadgate
London  EC2M 7HA

Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA


Ladies and Gentlemen:

     Cybernet Internet Services International, Inc., a Delaware corporation, (the "Company") proposes to issue and sell to the several initial purchasers
      -------
listed on Schedule I hereto (the "Initial Purchasers") 150,000 Units  (the
                                  ------------------
"Units") each consisting of $1,000 aggregate principal amount of its 14% Senior
------
Notes due 2009 (the "Notes") and one warrant (the "Warrants") to purchase
                     -----                         --------
30.2310693 shares of common stock of the Company, par value $0.001 per share (the "Common Stock"). The Units are to be issued under a Unit Agreement, dated
      ------------
as of July 8, 1999 (the  "Unit Agreement"), among the Company, The Bank of New
                          --------------
York, as Unit Agent (in such capacity, the "Unit Agent"), the Trustee referred
                                            ----------
to below and the Warrant Agent referred to below.   The Notes are to be issued
under an Indenture, dated as of July 8, 1999 (the "Indenture"), between the
                                                   ---------
Company and The Bank of New York, as Trustee (in such capacity, the "Trustee").
                                                                     -------
The Warrants are to be issued under a Warrant Agreement, dated as of July 8, 1999 (the "Warrant Agreement"), between the Company and The Bank of New York, as
           -----------------
Warrant Agent (in such capacity, the "Warrant Agent").  The shares of Common
                                      -------------
Stock issuable upon exercise of the Warrants are herein referred to as the "Warrant Shares." The Units, the Notes, the Warrants and the Warrant Shares are
---------------
collectively referred to herein as the "Securities."
                                        ----------

     The Units will be offered and sold to the Initial Purchasers without being registered under the United States Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions therefrom. The Company has
---------------
prepared a preliminary offering memorandum dated June 12, 1999 (the "Preliminary
                                                                     -----------
Offering Memorandum") and has prepared an offering memorandum dated the date
-------------------
hereof (the "Offering Memorandum") setting forth information concerning the
             -------------------
Company, its subsidiaries and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Units by the Initial Purchasers in accordance with Section 2.

     Holders of the Notes (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which the Company will agree to
------------------------------
file with the U.S. Securities and Exchange Commission (the "Commission") (i) a
                                                            ----------
registration statement under the Securities Act (the "Exchange Offer
                                                      --------------
Registration Statement") registering senior notes of the Company (the "Exchange
----------------------                                                 --------
Notes") which are identical in all material respects to the Notes (except that
-----
the Exchange Notes will not contain terms with respect to transfer restrictions) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").
                                        ----------------------------

     This Agreement, the Unit Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement and the escrow agreement, to be entered into and to be dated as of July 8, 1999 in favor of holders of each of the Notes (the "Escrow Agreement"), among the Company, the Trustee and The Bank of New York, as
 ----------------
escrow agent (in such capacity, the "Escrow Agent"), are referred to herein
                                     ------------
collectively as the "Operative Documents."
                     -------------------

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

               (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and the Offering Memorandum, as of the Closing Date (as defined in Section 2 hereof), will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company does not make any representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with the written information furnished to the Company by the Initial Purchasers specifically for inclusion therein and described in Section 7(e).

               (b) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 3 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Units to the Initial Purchasers and the offer, resale and delivery of the Units by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").
                                                   -------------------

               (c) The Company has been duly incorporated, is validly existing and in good standing under Delaware law; the Company is solvent, is not in bankruptcy, liquidation or receivership and is duly qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have, singularly or in the aggregate, a material adverse effect on the financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and the Company has all power and authority necessary to own or hold its respective property and to conduct the business in which it is engaged.

               (d) Each of the subsidiaries (as defined in Section 14 hereof) of the Company has been duly organized, is validly existing and in good standing under the laws of its jurisdiction of organization or incorporation, is solvent, is not in bankruptcy, liquidation or receivership and is duly qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have, singularly or in the aggregate, a material adverse effect on the financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and each has all power and authority necessary to own or hold its respective property and to conduct the business in which it is engaged.

               (e) The Company has an authorized and issued share capital and capitalization as set forth in the Offering Memorandum under the heading "Capitalization," except for (i) the one-for-one conversion of shares of Series A Preferred Stock, par value $0.001 per share (the "Series A
                                                                --------
     Preferred Stock"), and of shares of Series B Preferred Stock, par value
     ---------------
     $0.001 per share (the "Series B Preferred Stock"), occurring after June 9,
                            ------------------------
     1999, for Common Stock and (ii) the issuance of 25,000 shares of Common Stock in connection with the acquisition of Sunweb Internet Services SIS AG ("Sunweb AG"); all outstanding shares of capital stock of the Company have
       ---------
     been duly authorized and are validly issued and fully paid and nonassessable; the Warrant Shares have been duly authorized and, when the Warrant Shares are issued in accordance with the terms and conditions contained in the Warrant Agreement upon exercise of the Warrants, such Warrant Shares will be validly issued and fully paid and nonassessable and holders of the Warrant Shares will have no liability for any debt or other obligation of the Company towards third parties in their capacity as holders of the Warrant Shares; and the shareholders of the Company have no preemptive rights with respect to the Warrant Shares which have not been validly excluded prior to the date hereof, and there is no other conflicting right, contingent or otherwise, of any person to purchase or be offered for purchase any of the Warrant Shares and no depositary receipts have been issued with respect to the Warrant Shares offered by the Company; the Warrant Shares have been duly reserved for issuance in accordance with the terms of the Warrants and the Warrant Agreements.

               (f) The Company has no Indebtedness (as defined in the Offering Memorandum) other than (i) as set forth on the March 31, 1999 Consolidated Balance Sheets of the Company set forth in the Offering Memorandum, (ii) in connection with the Interim Loan Agreement, dated June 30, 1999, among the Company, the several banks and other financial institutions or entities from time to time parties thereto, Lehman Brothers Inc. and Morgan Stanley Senior Funding,

     Inc., as arrangers, and Lehman Commercial Paper Inc., as documentation and administrative agent (the "Interim Loan Agreement"), in an aggregate amount
                                ----------------------
     not exceeding C 21,860,554.46 and (iii) in connection with Indebtedness in an aggregate amount not exceeding $2,000,000 assumed in connection with the acquisition of Flashnet S.p.A. ("Flashnet").
                                      --------

               (g) The execution, delivery and performance of the Operative Documents by the Company and the consummation of the transactions contemplated hereby and thereby, and the deposit by the Company of the Pledged Securities (as defined in the Escrow Agreement) in the Escrow Account (as defined in the Escrow Agreement) for the benefit of the Trustee and the holders of the Units and/or Notes, as the case may be, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, shareholders agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws or equivalent constitutive documents of the Company or any of its subsidiaries or any statute, license, legislation, authorization, or any order, rule or regulation of any court or governmental agency or body (including, without limitation, any statutes, rules, orders or regulations promulgated by the Federal Communications Commission or the Commission of the European Community) having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets subject, other than with respect to violations of the provisions of the Certificate of Incorporation or By-laws or equivalent constitutive documents of the Company or any of its subsidiaries, to such exceptions as, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries. No consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body (including, without limitation, any statutes, rules, orders or regulations promulgated by the Federal Communications Commission or the Commission of the European Community) is required for the execution, delivery and performance of the Operative Documents by the Company and the consummation of the transactions contemplated hereby and thereby except (A) as have been obtained or made,
     (B) with respect to the transactions contemplated by the Registration Rights Agreement, as may be required under the Securities Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder and (C) as required by state or foreign securities or "Blue Sky" laws.

               (h) The Company has full power and authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by the Company and, when duly authorized, executed and delivered by the Initial Purchasers, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except, with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by public policy.

               (i) The Company has full power and authority to enter into the Unit Agreement; the Unit Agreement has been duly authorized by the Company and will conform, in all material respects, to the description thereof contained in the Offering Memorandum; and when executed and delivered by the Company (assuming due authorization, execution and delivery by the Unit Agent, the Trustee and the Warrant Agent), the Unit Agreement will have been duly executed and delivered and will be a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (j) The Company has full power and authority to offer and sell the Units; the Units have been duly authorized by the Company for issuance, and when executed by the Company and countersigned by the Unit Agent, the Trustee and the Warrant Agent in accordance with the provisions of the Unit Agreement, and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, will have been duly executed, issued and delivered and will be entitled to the benefits of the Unit Agreement, the Indenture and the Warrant Agreement and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (k) The Company has full power and authority to enter into the Indenture; the Indenture has been duly authorized by the Company and upon effectiveness of the Exchange Offer Registration Statement and the Shelf Registration Statement (if applicable) will be qualified under the Trust Indenture Act; and, on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by the Company and will conform, in all material respects, to the description thereof contained in the Offering Memorandum and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (l) The Company has full power and authority to offer and sell the Notes; the Notes have been duly authorized by the Company; and, when the Notes are delivered to and paid for by the Initial Purchasers pursuant to this Agreement on the Closing Date, such Notes will have been duly executed, authenticated, issued and delivered (assuming due authentication of the Notes by the Trustee) and will conform, in all material respects, to the description thereof contained in the Offering Memorandum and, assuming due authentication of the Notes by the Trustee, such Notes will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable in accordance with their terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (m) The Company has full power and authority to enter into the Warrant Agreement; the Warrant Agreement has been duly authorized by the Company and will conform, in all material respects, to the description thereof contained in the Offering Memorandum; and when executed and delivered by the Company (assuming due authorization, execution and delivery by the Warrant Agent), the Warrant Agreement will have been duly executed and delivered and will be a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (n) The Company has full power and authority to offer and sell the Warrants; the Warrants have been duly authorized by the Company for issuance, and when executed by the Company and countersigned by the Warrant Agent in accordance with the provisions of the Warrant Agreement, and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, will have been duly executed, issued and delivered and will conform, in all material respects, to the description thereof contained in the Offering Memorandum, will be entitled to the benefits of the Warrant Agreement and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (o) The Company has full power and authority to enter into the Registration Rights Agreement; the Registration Rights Agreement has been duly authorized by the Company and will conform, in all material respects, to the description thereof contained in the Offering Memorandum; and when executed and delivered by the Company (assuming due authorization, execution and delivery by the Initial Purchasers) will have been duly executed and delivered and will be a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except, with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by public policy.

               (p) The Company has full power and authority to enter into the Escrow Agreement; the Escrow Agreement has been duly authorized by the Company and will conform, in all material respects, to the description thereof contained in the Offering Memorandum; and when executed and delivered by the Company (assuming due authorization, execution and delivery by the Escrow Agent and the Trustee), will have been duly executed and delivered and will be a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Trustee will have a first priority perfected security interest in the Pledged Securities in the Escrow Account.

               (q) No stamp or other issuance taxes or duties are payable by or on behalf of the Initial Purchasers as a consequence of the issue of the Securities, the sale of the Units to the Initial Purchasers and/or the initial resale of the Securities to investors.

               (r) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since such date, there has not been any change in the share capital (except for the one-for-one conversion of shares of Series A Preferred Stock and of shares of Series B Preferred Stock, occuring after June 9, 1999, for Common Stock and the issuance of 25,000 shares of Common Stock in connection with the acquisition of Sunweb
     AG) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity, results of operations or prospects of the Company and its subsidiaries, otherwise than as set forth in the Offering Memorandum.

               (s) The consolidated financial statements of the Company (including the related notes) included in the Offering Memorandum comply in all material respects with the requirements that would be applicable to a registration statement on Form S-1 under the Securities Act and were prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP")
                     ---------
     consistently applied throughout the periods involved and present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated (subject in the case of interim statements to normal year-end audit adjustments). The financial information contained in the Offering Memorandum under the headings "Summary - Summary Consolidated Financial and Operating Data", "Capitalization", "Selected Consolidated Financial and Operating Information", "Unaudited Pro Forma Consolidated Financial Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" are derived from the accounting records of the Company and its subsidiaries and fairly present the information purported to be shown thereby. The summary financial and other data and selected financial and other data included in the Offering Memorandum have been accurately extracted from the financial statements of the Company. The pro forma financial information contained in the Offering Memorandum has been prepared on a basis consistent with the historical financial statements contained in the Offering Memorandum (except for the pro forma adjustments specified therein), includes all material adjustments to the historical financial information required by Rule 11-02 of Regulation S-X under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act")
                                                                  ------------
     to reflect the transactions described in the Offering Memorandum, gives effect to assumptions made on a reasonable basis and fairly presents the historical and proposed transactions contemplated by the Offering Memorandum and the Operative Documents. The other historical financial and statistical information and data included in the Offering Memorandum are, in all material respects, fairly presented.

               (t) Schitag Ernst & Young, AG and Grant Thornton S.p.A., who have audited the consolidated financial statements of the Company and Flashnet, respectively, whose reports appear in the Offering Memorandum and who will deliver the initial letters referred to in Section 4(q) hereof dated the date of the Offering Memorandum, are each independent public accountants with respect to the Company and Flashnet, respectively, within the meaning of the Securities Act and the rules and regulations promulgated thereunder.

               (u) The Company and each of its subsidiaries has good and marketable title to all personal property owned by them, subject to such exceptions that, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the financial position, results of operations, business or prospects of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Neither the Company nor any of its subsidiaries owns any title to real property or buildings, and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

               (v) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company has reasonably concluded is sufficient based upon experience and industry practice and is adequate for the conduct of their respective businesses and the value of their respective properties.

               (w) The Company and each of its subsidiaries own or possess adequate rights to use all material intellectual property, including without limitation, patents, inventions, processes, technology and know-how, trade mark registrations, service mark registration, copyrights and works of authorship in any media, including computer hardware, software, systems, databases, documentation, files and Internet site content, trademarks, service marks, trade names, domain names, URLs, e-mail addresses, logos, slogans and trade dress, trade secrets and all confidential or proprietary information and materials, and all related registrations, applications, recordings and licenses ("Intellectual
                                                            ------------
     Property") necessary for the conduct of their respective businesses except
     --------
     for such Intellectual Property the lack of possession of which could not reasonably be expected to have a material adverse effect on the financial position, results of operations, business or prospects of the Company and its subsidiaries. The Company has no reason to believe that its Intellectual Property infringes, misappropriates or impairs ("Infringes"),
                                                                   ---------
     or is being so Infringed by, the Intellectual Property of any third party, and has not received any notice alleging such Infringement by any third party. No legal or government proceeding is pending, and no law, ordinance, rule, regulation, order, judgment or decree is pending that limits or challenges the ownership, use, validity or enforceability of any Intellectual Property owned or used by the Company or any of its subsidiaries, and the Company has no knowledge of a valid basis for any of the foregoing. The Company and each of its subsidiaries take all reasonable steps to protect and maintain their Intellectual Property (including any confidential Intellectual Property), and have taken all necessary actions, made all necessary filings and paid all necessary fees in connection with the foregoing. Any licenses, sublicenses, royalty or other agreements concerning Intellectual Property to which the Company or any of its subsidiaries is a party are valid and in full force and effect, no party thereto is, or is alleged to be in default thereunder, and no event exists that, with notice or lapse of time or both, would constitute an event of default thereunder or result in a right to accelerate, or loss of rights thereunder, except for licences, sublicense, royalty or other agreements the lack of validity or enforceability of which or the default under which could not reasonably be expected to have a material adverse effect on the financial position, results of operations, business or prospects of the Company and its subsidiaries.

               (x) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might reasonably be expected to have a material adverse effect on the financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (y) Except as otherwise disclosed in the Offering Memorandum, there are no business relationships or other related-party transactions of the nature described in Item 404 of Regulation S-K of the Commission ("Item
                                                                            ----
     404") involving the Company or any other party referred to in Item 404,
     ---
     except for transactions that would be considered immaterial under Item 404.

               (z) No transaction or relationship exists which would have been required to be described in the Offering Memorandum by the Securities Act and the rules and regulations thereunder if such Offering Memorandum were a prospectus included in a registration statement on Form S-1 under the Securities Act, which is not so described.

               (aa) Except as disclosed in the Offering Memorandum, the Company and its subsidiaries have duly filed with the appropriate taxing authorities all tax returns, reports and other information required to be filed through the date hereof and have paid all taxes due thereon, except where (i) (A) extensions have been properly obtained or are being contested in good faith and for which adequate reserves have been provided for in accordance with U.S. GAAP and (B) such extensions referred to in clause
     (i)(A) are disclosed in the Offering Memorandum and (ii) the failure to so file or pay could not reasonably be expected to have a material adverse effect on the financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries; each such tax return, report or other information was, when filed, accurate and complete in all material respects; the Company has no knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might reasonably be expected to have a material adverse effect on the financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

               (ab) All interest payments payable on the Notes may be paid by the Company in U.S. dollars and all dividends and other distributions declared and payable on the Warrant Shares may be paid by the Company in U.S. dollars and all such payments will not be subject to income, withholding or other taxes under the laws and regulations of the United States or Germany or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the United States or Germany or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the United States or Germany or any political subdivision or taxing authority thereof or therein.

               (ac) Since the date as of which information is given in the Offering Memorandum through the Closing Date (except for the one-for-one conversion of shares of Series A Preferred Stock and of shares of Series B Preferred Stock, occuring after June 9, 1999, for Common Stock and the issuance of 25,000 shares of Common Stock in connection with the acquisition of Sunweb AG), and except as may otherwise be disclosed in the Offering Memorandum, the Company has not (i) issued or granted any securities, including, without limitation, any options or warrants, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its issued share capital.

               (ad) There are no contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities to be registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (ae) Neither the Company nor any of its subsidiaries is (i) in violation of its respective Certificate of Incorporation or By-laws or equivalent constitutive documents, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, other than such defaults which could not reasonably be expected to have a material adverse effect on the financial condition, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries or (iii) in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, other than such violations or failures which could not reasonably be expected to have a material adverse effect on the financial condition, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

               (af) The Company (i) makes and keeps books and records which are accurate and complete in all material respects and (ii) maintains internal accounting controls which provide reasonable assurance that transactions are executed in accordance with management's authorization, transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, access to its assets is permitted only in accordance with management's authorization and the reported accountability for its assets is compared with existing assets at reasonable intervals.

               (ag) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or, to the Company's knowledge, other person associated with or acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any bribe, rebate (other than legal price concessions to customers in the ordinary course of business), payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

               (ah) The Company is not in violation in any respect of any applicable environmental law, ordinance, rule, regulation, order, judgment, decree or permit in any jurisdiction with respect to the properties of the Company or any of its subsidiaries, other than such violations which could not reasonably be expected, singularly or in the aggregate, to have a material adverse effect on the financial condition, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

               (ai) Except as described in the Offering Memorandum, there are no material acquisitions of businesses or assets by the Company or any of its subsidiaries pending or currently being negotiated.

               (aj) No labor disturbance by employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might reasonably be expected to have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company or its subsidiaries.

               (ak) All computer hardware, software, databases, automated systems and other computer and telecommunications equipment owned or licensed by the Company or any of its subsidiaries can be used prior to, during and after the calendar year 2000 and will operate during each such time period and at least as effectively during each such time period without material error relating to the processing, calculating, comparing, sequencing or other use of date-related data function (the foregoing ability, "Year 2000 Compliant"). The Company reasonably believes, after
               -------------------
     due inquiry, that suppliers, vendors, customers or other material third parties used or served by the Company and its subsidiaries are or will be Year 2000 Compliant in a timely manner, except as would not have a material adverse effect on the financial position, shareholders' equity, results of operations, business prospects or operations of the Company and its subsidiaries. The Company has no reason to believe, and does not believe, that there are any issues related to the Company's ability to be Year 2000 Compliant that are of a character required to be described or referred to in the Offering Memorandum.

               (al) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "Investment Company Act"), nor is it a closed-
                                   ----------------------
     end investment company required to be registered, but not registered, thereunder; and the Company is not and, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Offering Memorandum, will not be an "investment company" as defined in the Investment Company Act and the rules and regulations of the Commission thereunder.

               (am) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act including, without limitation, the requirement that Warrants have an "effective exercise premium" (as such term is defined in Rule 144A) of ten percent or greater.

               (an) Neither the Company nor any subsidiary has incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

               (ao) Neither the Company nor any subsidiary has taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably have been expected to cause or result in stabilization or manipulation of the price of any security of the Company or which would otherwise be prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities.

               (ap) Neither the Company nor any of its affiliates, nor any agent acting on its or their behalf has offered or sold or will offer or sell any of the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. The Company has not entered, and will not enter, into any contractual arrangement with respect to the distribution of the Securities except for this Agreement and the agreements contemplated hereby.

               (aq) Neither the Company nor any of its Affiliates (as defined in Rule 501(b) of Regulation D promulgated under the Securities Act) has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or will be integrated with the sale of Securities in a manner that would require the registration under the Securities Act of the Securities.

               (ar) The Company owns no capital stock of, or other equity interests in, any Person (as defined in each Indenture), other than all of the issued and outstanding share capital of Cybernet Internet-Dienstleistungen AG ("Cybernet AG"), Flashnet, Vianet Telekommunications
                           -----------
     AG ("Vianet") and Cybernet E-Commerce GmbH ("Cybernet E-Commerce") and 51%
          ------                                  -------------------
     of the issued and outstanding share capital of Sunweb AG; none of Cybernet AG, Flashnet, Vianet, Cybernet E-Commerce and Sunweb AG owns any capital stock of, or other equity interests in, any Person, except that (i) Cybernet AG owns all the issued and outstanding share capital of Open:Net Internet Solutions GmbH ("Open:Net") and of Cybernet Internet Beteiligungs
                               --------
     GmbH ("Cybernet GmbH") and 66% of the issued and outstanding share capital
            -------------
     of Eclipse s.r.l. ("Eclipse") and (ii) Sunweb AG owns all the issued and
                         -------
     outstanding share capital of Sunweb Internet Services GmbH ("Sunweb GmbH").
                                                                  -----------
     Open:Net, Cybernet GmbH, Eclipse and Sunweb GmbH do not own any capital stock of, or other equity interests in, any Person.

               (as) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in
                                  -----
     ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
     (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any
     -----
     liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (at) The Company and its subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a material adverse effect on the financial position, shareholders' equity, results of operations, business prospects or operations of the Company and its subsidiaries, and neither the Company nor any subsidiary has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

               (au) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any foreign or U.S. federal or state court of competent jurisdiction has been issued with respect to the Company which would prevent or suspend the issuance or sale of the Securities or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expect ed to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any of the Operative Documents or any action taken or to be taken pursuant thereto; and the Company has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Offering Memorandum.

               (av) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the

     Preliminary Offering Memorandum or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

               (aw) The Company has filed on a timely basis with the Commission, to the extent required, (i) all annual and quarterly financial statements and other information required to be contained in a filing with the Commission on Forms 10-K and 10-Q and (ii) all current reports required to be filed with the Commission on Form 8-K.

               (ax) The Company has full power and authority to enter into the Interim Loan Agreement; the Interim Loan Agreement has been duly authorized by the Company and will conform, in all material respects, to the description thereof contained in the Offering Memorandum; and the Interim Loan Agreement was duly executed and delivered and is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Company has taken all necessary corporate or other action to authorize the borrowings thereunder on the terms and conditions of the Interim Loan Agreement.

               (ay) The Company acquired all of the issued and outstanding ordinary shares of Flashnet, free and clear of all liens, encumbrances and defects, pursuant to the Acquisition Documentation (as defined in the Interim Loan Agreement) and without waiver of any of the terms thereof.

          2. Purchase, Sale and Delivery of Securities. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the Initial Purchasers, and each Initial Purchaser, severally but not jointly, agrees to purchase from the Company, the number of Units set forth opposite such Initial Purchaser's name on Schedule I hereto at a purchase price of $970 per Unit (of which $626.88 is attributable to the Notes and $343.12 is attributable to the Warrants), plus accrued interest, if any, from July 8, 1999, to the Closing Date.

          The Company will deliver, against payment of the purchase price, Units in the form of one or more certificates in global or definitive form. If the Units are offered in global form, beneficial interests in the Units will be shown on, and transfers thereof will be effected only through, records maintained in book-entry form by The Depository Trust Company ("DTC") and its
                                                                ---
participants, including, as applicable, Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System and Cedel Bank, societe anonyme. Payment for the Units shall be made by or on behalf of the Initial Purchasers in same day funds by wire transfer to an account previously designated to the Initial Purchasers by the Company at a bank reasonably acceptable to the Initial Purchasers at 4:00 p.m. (London time), on July 8, 1999, or at such other time not later than seven full business days thereafter as the Initial Purchasers and the Company determine, such time being herein referred to as the "Closing Date", against
                    ------------
delivery at the office of Simpson Thacher & Bartlett (London) at least 24 hours prior to the Closing Date to the Unit Agent.

          3.  Representations by Initial Purchasers; Resale by Initial
Purchasers.

               (a) Each of the Initial Purchasers represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

               (b) The Initial Purchasers acknowledge that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act. Each of the Initial Purchasers represents and agrees that it has offered and sold the Securities and will offer and sell the Securities as part of its distribution at any time only in accordance with Rule 144A under the Securities Act ("Rule 144A").
                                                ---------

               (c) Each of the Initial Purchasers agrees that it and each of its affiliates have not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except with the prior written consent of the Company.

               (d) Each of the Initial Purchasers and each of its affiliates has not solicited offers for nor offered or sold and each agrees that it will not solicit offers for nor offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to, (i) any advertising, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each of the Initial Purchasers agrees, with respect to initial resales made in reliance on Rule 144A of any of the Securities, to deliver either with the confirmation of such initial resale or otherwise prior to settlement of such initial resale a notice (which may be included in the Offering Memorandum) to the effect that the initial resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

               (e)  Each of the Initial Purchasers represents and agrees that it
     (i) has not solicited, and will not solicit, offers to purchase any of the Securities from, (ii) has not sold, and will not sell, any of the Securities to, and (iii) has not distributed, and will not distribute, the Offering Memorandum to, any person or entity in any jurisdiction outside of the United States except, to the best of the Initial Purchaser's knowledge and belief, in compliance in all material respects with all applicable laws. For the purpose of this Agreement, "United States" means the United
                                                -------------
     States of America, its territories, its possessions and other areas subject to its jurisdiction.

          4.  Further Agreements of the Company.  The Company agrees as follows:

               (a) The Company will advise the Initial Purchasers promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement to which the Initial Purchasers shall reasonably object after being given notice thereof and reasonable time for review. If, at any time prior to completion of the resale of the Units by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law. Neither the Initial Purchasers' consent to, nor their delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

               (b) The Company will furnish to the Initial Purchasers copies of the Offering Memorandum (and all amendments and supplements thereto) as soon as available and in such quantities as the Initial Purchasers shall reasonably request for internal use and for distribution to prospective purchasers, and the Company will furnish to the Initial Purchasers as soon as practicable four copies of the Offering Memorandum signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. For so long as any of the Securities are outstanding, if the Company is ever not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company will promptly furnish or cause to be furnished to the Initial Purchasers and the holders of the Securities, and, upon request of prospective purchasers of the Securities, to such purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Securities. The Company will pay the expenses of printing and distributing to the Initial Purchasers all such documents.

               (c) The Company will file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act, (i) all annual and quarterly financial statements and other financial information required to be contained in a filing with the Commission on Forms 10-K and 10-Q (which financial statements shall be prepared in accordance with U.S. GAAP), including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual financial information, a report thereon by the Company's certified independent accountants and (ii) all current reports required to be filed with the Commission on Form 8-K, whether or not the Company has such a class of securities registered under the Exchange Act. Such quarterly financial information shall be filed with the Commission within 45 days following the end of each fiscal quarter of the Company, and such annual financial information shall be furnished within 90 days following the end of each fiscal year of the Company. Such annual financial information shall include the geographic segment financial information required to be disclosed by the Company under Item 101(d) of Regulation S-K under the Securities Act. The Company will also be required
     (a) to file with the Trustee, and provide to each holder, without cost to such holder, copies of such reports and documents within 15 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required, and (b) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, to supply at the Company's cost copies of such reports and documents to any prospective holder promptly upon request.

               (d) The Company will promptly from time to time exercise best efforts to take such action as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the resale of the Units; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general consent to service of process in any jurisdiction (other than pursuant to an Operative Document) in which it is not now so subject or otherwise subject itself to taxation in any jurisdiction in which it is not otherwise so qualified or subject.

               (e) Until the second anniversary of the Closing Date, the Company will, upon request, furnish to the Initial Purchasers and any holder of Securities, a copy of the restrictions on transfer which the Company believes are applicable to the Securities; provided, however, that nothing contained herein shall obligate the Company to track or trace particular Securities held by anyone other than the Company or any of its affiliates (as defined in Rule 144 under the Securities Act).

               (f) In connection with the offering, until the Initial Purchasers shall have notified the Company of the completion of the resale of the Units, neither the Company nor any of its affiliates have bid for or purchased or will bid for or purchase, either alone or with one or more other persons, for any account in which they or any of their affiliates have a beneficial interest any Units nor have they attempted or will they attempt to induce any person to purchase any Units; and neither they nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Units.

               (g) For a period of 90 days after the date hereof, neither the Company nor any of its direct or indirect subsidiaries will (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any debt securities issued or guaranteed by the Company or any such subsidiary and having a maturity of more than one year from the date of issue other than pursuant to obligations under registration rights agreements or (ii) directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any shares of Common Stock (other than shares issued through private placements in connection with the acquisition of the capital stock or assets of another company, shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), in each case, without the prior written consent of the Initial Purchasers. Neither the Company nor any of its direct or indirect subsidiaries will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by
     Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Securities.

               (h) The Company will indemnify and hold harmless the Initial Purchasers against any documentary, stamp or similar issuance tax, including any interest and penalties, on the creation, issuance and sale of the Securities and on the initial resale thereof by the Initial Purchasers and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

               (i) The Company will apply the net proceeds from the sale of the Units as set forth in the Offering Memorandum under the caption "Use of Proceeds."

               (j) The Company will enter into the Escrow Agreement pursuant to which it shall pledge to the Trustee for the benefit of the holders of the Units and the Notes and deposit in the escrow account (the "Escrow
                                                                 ------
     Account") held by the Escrow Agent, for the benefit of the Trustee and the
     -------
     holders of the Units and the Notes, U.S. dollar denominated government securities in such amount as shall be sufficient upon scheduled interest and principal payments of such U.S. government securities to provide for the payment in full of the first six scheduled interest payments on the Units and/or the Notes, as applicable (excluding any Additional Amounts and any Liquidated Damages (each as defined in the Indenture)).

               (k) Between the date hereof and the Closing Date (both dates inclusive), the Company will notify and consult with the Initial Purchasers, and cause its subsidiaries and all other parties acting on its or their behalf to notify and consult with the Initial Purchasers, prior to issuing any announcement which could be material in the context of the distribution of the Securities.

               (l) The Company will promptly inform the Initial Purchasers of any communications received by it from any governmental or regulatory agency or authority, including, without limitation, any German or Italian regulatory authority, the Luxembourg Stock Exchange, or the Commission, relating to the offering of the Securities and to furnish the Initial Purchasers with copies thereof.

               (m) The Company will take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.

               (n) The Company will not take, directly or indirectly, any action which is designed to stabilize or manipulate, or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation, of the price of any security of the Company in connection with the offering of the Securities.

               (o) The Company will use its best efforts to have the Units admitted to trading on the Luxembourg Stock Exchange as promptly as practicable after the date hereof; the Company will use its best efforts to have the Notes admitted to trading on the Luxembourg Stock Exchange as promptly as practicable after the Separation Date (as defined in the Offering Memorandum); the Company will use its best efforts to maintain the listing of Units and, following the Separation Date, of Notes on the Luxembourg Stock Exchange. If the Units or, following the Separation Date, the Notes ceases to be listed on the Luxembourg Stock Exchange, the Company shall endeavor promptly to list such Units or Notes, as the case may be, on a stock exchange to be agreed between the Company and the Initial Purchasers.

               (p) The Company will use its best efforts to cause the Units, Notes and Warrants to be eligible for inclusion in the Private Offerings, Resale and Trading through Automated Linkages Market of The Nasdaq Stock Market, Inc. (the "PORTAL Market").
                        -------------

               (q) The Company will cause each of Schitag Ernst & Young, AG and Grant Thornton S.p.A. to deliver an initial comfort letter, dated the date hereof, to the Initial Purchasers in form and substance reasonably satisfactory to the Initial Purchasers at or prior to the time copies of the Offering Memorandum are furnished to the Initial Purchasers.

          5. Expenses. The Company agrees, to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distributing of the Preliminary Offering Memorandum and the Offering Memorandum and any amendment or supplement thereto, all as provided in this Agreement; (c) any fees charged by investment rating agencies for the rating of the Securities; (d) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in
Section 4(d) and of preparing, printing and distributing a Blue Sky Memorandum (including reasonable related fees and expenses of counsel to the Initial Purchasers); (e) the costs of preparing certificates evidencing the Securities;
(f) all expenses and fees in connection with the application for inclusion of the Securities in the PORTAL Market, and the obtaining of any approval from any other relevant authority in Germany or Luxembourg; (g) the fees and expenses (including fees and disbursements of counsel) of the Trustee; (h) the fees and expenses (including fees and disbursements of counsel) of the Warrant Agent appointed under the Warrant Agreement; (i) the fees and expenses (including fees and disbursements of counsel) of the Escrow Agent appointed under the Escrow Agreement; (j) the fees and expenses of any Authorized Agent (as defined in Section 16 hereof); (k) the cost and charges of any transfer agent or registrar;
(l) all stamp or other issuance or transfer taxes or governmental duties, if any, payable by the Initial Purchasers in connection with the offer and sale of the Units to the Initial Purchasers; and (m) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement not otherwise specifically provided for in this Section, including, without limitation, the fees and expenses of Schitag Ernst & Young, AG, the Company's independent accountants, and Grant Thornton S.p.A., Flashnet's independent accountants, and the fees and expenses of Powell, Goldstein, Frazer & Murphy LLP, U.S. counsel to the Company, Besner Kreifels Weber, German counsel to the Company, and Italian counsel and Austrian counsel to the Company as described under Sections 6(d)(2) and 6(d)(3); provided that, except as provided in this Section 5 and in Section 10, the Initial Purchasers shall pay their own costs and expenses and any transfer taxes on the Securities which they may sell.

          6. Conditions of the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of counsel to the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Unit Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement, the Escrow Agreement, the Offering Memorandum or any amendment or supplement thereto, and all other legal matters relating to this Agreement, the Unit Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement and the Escrow Agreement, and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel to the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (c) Powell, Goldstein Frazer & Murphy LLP shall have furnished to the Initial Purchasers its written opinion, as U.S. counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each U.S. jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged;

                    (ii) The Company has an authorized capitalization as set forth in the Offering Memorandum and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Offering Memorandum;

                    (iii) To the best of such counsel's knowledge there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (iv) The Company has full right, power and authority to execute and deliver each of the Operative Documents and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Operative Documents and the consummation of the transactions contemplated thereby has been duly and validly taken;

                    (v) Each of the Operative Documents is in proper legal form for the enforcement thereof against the Company without further action on the part of the Initial Purchasers, the holders of the Securities, the Unit Agent, the Trustee or the Warrant Agent;

                    (vi) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Initial Purchasers, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except, with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by public policy;

                    (vii) The Unit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Unit Agreement by the Unit Agent, the Warrant Agent and the Trustee, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                    (viii) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                    (ix) The Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture eligible to be qualified thereunder;

                    (x) The Warrant Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Warrant Agreement by the Warrant Agent, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                    (xi) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Registration Rights Agreement by the Initial Purchasers, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except, with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by public policy;

                    (xii) The Escrow Agreement has been duly authorized, executed and delivered by the Company and, assuming due execution and delivery of the Escrow Agreement by the Escrow Agent and the Trustee, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                    (xiii) The certificates used to evidence the Units, the Notes and the Warrants are in due and proper form and comply with all applicable statutory requirements of U.S. federal, Delaware and New York law;

                    (xiv) The Units have been duly authorized, executed and delivered by the Company and, assuming due authentication thereof by the Unit Agent, the Warrant Agent and the Trustee, upon payment and delivery in accordance with this Agreement and the Unit Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Unit Agreement, the Indenture and the Warrant Agreement and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                    (xv) The Notes have been duly authorized, executed and delivered by the Company and, assuming due authentication thereof by the Trustee, upon payment and delivery in accordance with this Agreement and the Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent, conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                    (xvi) The Warrants have been duly authorized, executed and delivered by the Company and, assuming due execution thereof by the Warrant Agent in accordance with the provisions of the Warrant Agreement, upon payment and delivery in accordance with this Agreement and the Warrant Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Warrant Agreement and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                    (xvii) The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued in accordance with the terms and conditions contained in the Warrant Agreement upon exercise of the Warrants, will be validly issued in accordance with the laws of the State of Delaware and the provisions of the Certificate of Incorporation and By-laws of the Company and will be fully paid and nonassessable and holders of such Warrant Shares will have no other liability for any debt or other obligation of the Company towards third parties in their capacity as holders of such Warrant Shares; such Warrant Shares, when issued, will not be subject to any preemptive or similar rights and will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability;

                    (xviii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock or pursuant to the Company's Certificate of Incorporation or By-Laws or any agreement or other instrument known to such counsel;

                    (xix) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities to be registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                    (xx) The execution, delivery and performance of the Operative Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is subject, nor will such actions result in any violation of (A) the provisions of the Certificate of Incorporation or By-laws or equivalent constitutive documents of the Company or any of its subsidiaries, (B) any existing applicable law, rule or regulation of any court or governmental agency or body of the United States or the State of New York or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law (other than state securities or Blue Sky laws as to which we have not been requested to express any opinion) or (C) any order, known to such counsel, of any government, governmental instrumentality or court of the United States or the State of New York having jurisdiction over the Company or any of its properties or assets or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law;

                    (xxi) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or the State of New York or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law is required for the consummation of the transactions contemplated by the Operative Documents in connection with the issuance or sale of the Units by the Company and the deposit by the Company of the Pledged Securities in the Escrow Account (assuming compliance with the terms of the Operative Documents by the parties thereto), except, with respect to the transactions contemplated by the Registration Rights Agreement, as may be required under the Securities Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder, and otherwise except as may be required by state or foreign securities or "Blue Sky" laws (as to which such counsel expresses no opinion);

                    (xxii) The descriptions in the Offering Memorandum of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects to the extent the foregoing concern the federal laws of the United States, the laws of the State of New York and the Delaware General Corporation Law; the statements set forth in the Offering Memorandum under the captions "Description of the Units," "Description of the Notes" and "Description of the Warrants" insofar as such statements purport to constitute a summary of the terms of the Unit Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement and the Escrow Agreement fairly summarize such terms, agreements and other documents in all material respects; and the statements set forth in the Offering Memorandum under the caption "Certain United States Federal Income Tax Consequences" insofar as they purport to constitute summaries of matters of U.S. federal income tax law and legal conclusions with respect thereto constitute accurate summaries of the matters described therein all material respects;

                    (xxiii) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, nor is it a closed-end investment company required to be registered, but not registered, thereunder; and the Company is not and, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Offering Memorandum, will not be an "investment company" as defined in the Investment Company Act and the rules and regulations of the Commission thereunder;

                    (xxiv) No New York State or any New York City stamp or documentary taxes payable by or on behalf of the Initial Purchasers or the Company are required to be paid with respect to the execution of the Indenture and the Warrant Agreement and the authorization, issuance, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement;

                    (xxv)  The Company can sue and be sued in its own name.

                    (xxvi) The Company has, pursuant to Section 16 of this Agreement, legally, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York in any action arising out of or relating to this Agreement or the transactions contemplated thereby, and has legally, validly and effectively appointed the Authorized Agent as its authorized agent for the purposes described in
          Section 16 of this Agreement;

                    (xxvii) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act;

                    (xxviii) Neither the Company nor any of its Affiliates (as defined in Rule 501(b) of Regulation D promulgated under the Securities Act) has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or will be integrated with the sale of Securities in a manner that would require the registration under the Securities Act of the Securities; and

                    (xxix) No registration of the Securities under the Securities Act, and no qualification of an indenture under the Trust Indenture Act, is required in connection with the offer and sale of the Units by the Company to the Initial Purchasers or in connection with the initial resale of the Units by the Initial Purchasers in the manner contemplated in this Agreement and the Offering Memorandum.

               Such counsel shall also have furnished to the Initial Purchasers a written statement, addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that (i) the

     Offering Memorandum conforms in all material respects to the requirements of, and contained all information that would be required to be presented by, the Securities Act and the rules and regulations promulgated thereunder that would have been applicable thereto if such Offering Memorandum were a prospectus included in a registration statement on Form S-1 under the Securities Act, however, had the Company submitted the Offering Memorandum to the staff of the Commission, there may have been comments from the staff requiring amendments before it was declared effective, and (ii) (x) such counsel has acted as counsel to the Company in connection with the preparation of the Offering Memorandum and (y) based on the foregoing, no facts have come to the attention of such counsel which gave it reason to believe that the Offering Memorandum (other than the financial statements, statistical and other financial data contained therein or omitted therefrom, as to which such counsel has not been requested to comment), as of its date or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make that statement therein, in the light of circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum except for the statements made in the Offering Memorandum under the captions "Description of the Units," "Description of the Notes," "Description of the Warrants" and "Certain United States Federal Income Tax Consequences" insofar as such statements relate to the provisions of the Securities, this Agreement, the Unit Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement and the Escrow Agreement, or concern legal matters.

               In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware (and may contain such assumptions and qualifications as are satisfactory in form and substance to the Initial Purchasers) and (ii) rely (to the extent such counsel deems proper and specifies in its opinion) as to matters involving the application of the laws of Germany, Italy and Austria upon the opinions of Besner Kreifels Weber, Italian counsel to the Company and Austrian counsel to the Company, respectively, referred to in Sections 6(d)(1), (2) and (3) below.

               (d) (1) Besner Kreifels Weber shall have furnished to the Initial Purchasers its written opinion, as German counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that:

                    (i) Each of Cybernet AG, Cybernet GmbH, Cybernet E-Commerce and Open:Net (the "German Subsidiaries") has been duly incorporated
                             -------------------
          and is validly existing as a corporation (and, in the case of Cybernet E-Commerce, is a limited partnership validly existing as a limited partnership) in good standing under the laws of Germany, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged;

                    (ii) All of the issued shares of capital stock of the German Subsidiaries have been duly and validly authorized and issued and are fully paid, nonassessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                    (iii) To the best of such counsel's knowledge and other than as set forth in the Offering Memorandum there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (iv) The execution, delivery and performance of the Operative Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is subject, nor will such actions result in any violation of (A) the provisions of the Articles of Association or bylaws or equivalent constitutive documents of any of the German Subsidiaries, (B) any existing applicable law, rule or regulation of any court or governmental agency or body of Germany or (C) any order, known to such counsel, of any government, governmental instrumentality or court of Germany having jurisdiction over the Company or any of its properties or assets;

                    (v) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of Germany or any political subdivision thereof is required for the consummation of the transactions contemplated by the Operative Documents in connection with the issuance or sale of the Units by the Company and the deposit by the Company of the Pledged Securities in the Escrow Account (assuming compliance with the terms of the Operative Documents by the parties thereto), except, with respect to the transactions contemplated by the Registration Rights Agreement;

                    (vi) Under German law, the Company would be deemed to have had sufficient contacts with the United States and would be recognized as a validly existing Delaware corporation and as the holding company and owner of all the issued shares of capital stock of Cybernet AG and the other German Subsidiaries.

                    (vii) The descriptions in the Offering Memorandum of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects to the extent the foregoing concern the laws of Germany; the statements set forth in the Offering Memorandum under the captions "Risk Factors - There May be Questions about our Status Under German Law," "Risk Factors - We are Subject to Regulation" and "Business - Regulation," to the extent that they constitute summaries of matters of German law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects;

                    (viii) Any judgment obtained in a United States federal or state court of competent jurisdiction sitting in New York City arising out of or in relation to the obligations of the Company under the Operative Documents would be enforced against the Company in the courts of Germany without substantive reexamination or relitigation on the merits of the subject matter thereof;

                    (ix) The Initial Purchasers would be permitted to commence proceedings against the Company in German courts based on this Agreement, and the holders of Units, Notes, Warrants and Warrant Shares (or the Unit Agent, Trustee or Warrant Agent acting on their behalf) (collectively, the "Holders") would be permitted to commence
                                      -------
          proceedings against the Company in German courts based on the Operative Documents (to the extent that such Initial Purchasers and Holders have direct contractual rights against the Company under such Operative Documents, Units, Notes, Warrants or Warrant Shares, as appropriate, which arise as a result of valid and binding obligations of the Company under such documents in accordance with the laws of the State of New York), and such German courts would recognize the choice of law provisions of the Operative Documents;

                    (x) Under German law, the agreement of the Company that Operative Documents shall be governed by the laws of the State of New York will, if it constitutes a binding agreement under the laws of the State of New York, be recognized by the courts of Germany;

                    (xi) The indemnification and contribution provisions set forth in Section 7 herein do not contravene the public policy or laws of Germany;

                    (xii) Under German law, the submission by the Company to the jurisdiction of the United States federal or New York state courts sitting in New York City set forth in each of the Operative Documents, is enforceable against the Company, and service of process effected in the manner set forth in the Operative Documents, assuming validity under the laws of the State of New York, will be effective, insofar as German law is concerned;

                    (xiii) All real property and buildings held under lease by the Company and the German Subsidiaries are held by them under valid subsisting and enforceable leases; and

                    (xiv) No stamp, registration or other similar taxes or duties are payable in Germany by or on behalf of the Initial Purchasers upon or in connection with the sale and delivery to or by the Initial Purchasers of the Units as contemplated by the Offering Memorandum, and it is not necessary, prior to the Initial Purchasers seeking enforcement of any of the Operative Documents in Germany, that any stamp or similar tax be paid.

               In rendering such opinion, such counsel may state that its opinion is limited to matters governed by German law (and may contain such assumptions and qualifications as are satisfactory in form and substance to the Initial Purchasers) and shall state that each of Powell, Goldstein, Frazer & Murphy LLP and Simpson Thacher & Bartlett may rely upon its opinion with respect to matters of German law.

               (2) Italian counsel to the Company, satisfactory to the Initial Purchasers, shall have furnished to the Initial Purchasers its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that:

                    (i) Flashnet and Eclipse (the "Italian Subsidiaries") have
                                                   --------------------
          been duly incorporated and are validly existing as corporations in good standing under the laws of Italy, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their ownership or lease of property or the conduct of their businesses requires such qualification and have all power and authority necessary to own or hold their properties and conduct the businesses in which they are engaged; and

                    (ii) All of the issued shares of capital stock of the Italian Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable; and all of the issued shares of capital stock of Flashnet and 66% of the issued shares of capital stock of Eclipse are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               In rendering such opinion, such counsel may state that its opinion is limited to matters governed by Italian law (and may contain such assumptions and qualifications as are satisfactory in form and substance to the Initial Purchasers) and shall state that each of Powell, Goldstein, Frazer & Murphy LLP and Simpson Thacher & Bartlett may rely upon its opinion with respect to matters of Italian law.

               (3) Austrian counsel to the Company satisfactory to the Initial Purchasers shall have furnished to the Initial Purchasers its written opinion addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that:

                    (i) Vianet has been duly incorporated and is validly existing as a corporation in good standing under the laws of Austria, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged; and

                    (ii) All of the issued shares of capital stock of Vianet have been duly and validly authorized and issued and are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               In rendering such opinion, such counsel may state that its opinion is limited to matters governed by Austrian law (and may contain such assumptions and qualifications as are satisfactory in form and substance to the Initial Purchasers) and shall state that each of Powell, Goldstein, Frazer & Murphy LLP and Simpson Thacher & Bartlett may rely upon its opinion with respect to matters of Austrian law.

               (e) The Unit Agent shall have furnished to the Initial Purchasers an officer's certificate, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers to the effect that (i) the Unit Agreement has been duly authorized, executed and delivered by the Unit Agent, (ii) each person who, on behalf of the Unit Agent, executed and delivered the Unit Agreement was at the date thereof and is now duly elected, appointed or authorized, qualified and acting as an officer or authorized signatory of the Unit Agent and duly authorized to perform such acts at the respective times of such acts and the signatures of such persons appearing on such document are their genuine signatures and (iii) such other matters reasonably requested by the Initial Purchasers to be included in such officer's certificate. Attached to such officer's certificate shall be an extract of the bylaws of the Unit Agent, duly adopted by its Board of Directors, respecting the signing authority of the persons mentioned in clause (ii) above and a letter from an officer of the Unit Agent authorizing, pursuant to such bylaws, such signing authority, which bylaws and letter at the Closing Date are in full force and effect.

               (f) The Trustee shall have furnished to the Initial Purchasers an officer's certificate, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers to the effect that (i) the Indenture, the Escrow Agreement and the Unit Agreement have been duly authorized, executed and delivered by the Trustee, (ii) each person who, on behalf of the Trustee, executed and delivered the Indenture and the Escrow Agreement was at the date thereof and is now duly elected, appointed or authorized, qualified and acting as an officer or authorized signatory of the Trustee and duly authorized to perform such acts at the respective times of such acts and the signatures of such persons appearing on such document are their genuine signatures and (iii) such other matters reasonably requested by the Initial Purchasers to be included in such officer's certificate. Attached to such officer's certificate shall be an extract of the bylaws of the Trustee, duly adopted by its Board of Directors, respecting the signing authority of the persons mentioned in clause (ii) above and a letter from an officer of the Trustee authorizing, pursuant to such bylaws, such signing authority, which bylaws and letter at the Closing Date are in full force and effect.

               (g) The Warrant Agent shall have furnished to the Initial Purchasers an officer's certificate, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers to the effect that (i) the Warrant Agreement has been duly authorized, executed and delivered by the Warrant Agent, (ii) each person who, on behalf of the Warrant Agent, executed and delivered the Warrant Agreement was at the date thereof and is now duly elected, appointed or authorized, qualified and acting as an officer or authorized signatory of the Warrant Agent and duly authorized to perform such acts at the respective times of such acts and the signatures of such persons appearing on such document are their genuine signatures and
     (iii) such other matters reasonably requested by the Initial Purchasers to be included in such officer's certificate. Attached to such officer's certificate shall be an extract of the bylaws of the Warrant Agent, duly adopted by its Board of Directors, respecting the signing authority of the persons mentioned in clause (ii) above and a letter from an officer of the Warrant Agent authorizing, pursuant to such bylaws, such signing authority, which bylaws and letter at the Closing Date are in full force and effect.

               (h) The Escrow Agent shall have furnished to the Initial Purchasers an officer's certificate, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers to the effect that (i) the Escrow Agreement has been duly authorized, executed and delivered by the Escrow Agent, (ii) each person who, on behalf of the Escrow Agent, executed and delivered the Escrow Agreement was at the date thereof and is now duly elected, appointed or authorized, qualified and acting as an officer or authorized signatory of the Escrow Agent and duly authorized to perform such acts at the respective times of such acts and the signatures of such persons appearing on such document are their genuine signatures and (iii) such other matters reasonably requested by the Initial Purchasers to be included in such officer's certificate. Attached to each officer's certificate shall be an extract of the bylaws of the Escrow Agent, duly adopted by its Board of Directors, respecting the signing authority of the persons mentioned in clause (ii) above and a letter from an officer of the Escrow Agent authorizing, pursuant to such bylaws, such signing authority, which bylaws and letter at the Closing Date are in full force and effect.

               (i) With respect to each of the letters of Schitag Ernst & Young, AG and Grant Thornton S.p.A. delivered to the Initial Purchasers and dated the date hereof referred to in Section 4(q) (as used in this paragraph, the "initial
                                                                         -------
     letters"), the Company shall have furnished to the Initial Purchasers
     -------
     letters (as used in this paragraph, the "bring-down letters") of such
                                              ------------------
     accountants, addressed to the Initial Purchasers and dated the Closing Date
     (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of each such bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of each such bring-down letter), the conclusions and findings of each such firm with respect to the financial information and other matters covered by its initial letter and (iii) confirming in all material respects the conclusions and findings set forth in its initial letter.

               (j) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of Andreas Eder, Chairman, President and Chief Executive Officer, and Robert Eckert, Chief Financial Officer and Treasurer, stating, on behalf of the Company, that:

                    (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of the Closing Date; and the Company has complied with all its agreements contained herein; and

                    (ii) (A) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Offering Memorandum nor (B) since such date has there been any change in the share capital (except for the one-for-one conversion of shares of Series A Preferred Stock and of shares of Series B Preferred Stock occuring after June 9, 1999, for Common Stock and the issuance of 25,000 shares of Common Stock in connection with the acquisition of Sunweb AG) or long-term debt of the Company or any of its subsidiaries or any change in or generally affecting the affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the Offering Memorandum; and

                    (ii) They have carefully examined the Offering Memorandum and, in their opinion (A) the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since such date no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum, as so amended or supplemented, would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

               (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Offering Memorandum or (ii) since such date there shall not have been any change in the share capital (except for the one-for-one conversion of shares of Series A Preferred Stock and of shares of Series B Preferred Stock, occuring after June 9, 1999, for Common Stock and the issuance of 25,000 shares of Common Stock in connection with the acquisition of Sunweb AG) or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering of the Securities on the terms and in the manner contemplated in the Offering Memorandum.

               (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Inc., or the Nasdaq National Market System, or trading in any securities of the Company on any exchange, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by New York State or U.S. federal authorities or by authorities in Germany or European Union authorities, (iii) the United States or Germany shall have become engaged in hostilities (other than currently existing hostilities in Kosovo), there shall have been an escalation in hostilities involving the United States or Germany or there shall have been a declaration of a national emergency or war by the United States or Germany (including the currently existing hostilities in Kosovo) or (iv) there shall have occurred such a material adverse change in general, United States, or German economic, political or financial conditions or in currency exchange rates, taxation, exchange controls or foreign investment regulations (or the effect of international conditions on the financial markets in the United States or Germany shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with completion of the offering or sale of and payment for the Securities.

               (m) The Initial Purchasers shall have received on the Closing Date a counterpart of the Registration Rights Agreement which shall have been executed and delivered by the duly authorized officers of the Company.

               (n) The Indenture (in form and substance satisfactory to the Initial Purchasers) shall have been duly executed and delivered by the Company and the

     Trustee on the Closing Date and shall be in full force and effect on such date and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee on the Closing Date.

               (o) The Unit Agreement (in form and substance satisfactory to the Initial Purchasers) shall have been duly executed and delivered by the Company, the Unit Agent, the Trustee and the Warrant Agent on the Closing Date and shall be in full force and effect on such date and the Units shall have been duly executed and delivered by the Company and duly authenticated by the Unit Agent, the Trustee and the Warrant Agent on the Closing Date.

               (p) The NASD shall have accepted the Securities for trading in the PORTAL Market.

               (q)  [Reserved.]

               (r) The Company and the Warrant Agent shall have executed and delivered the Warrant Agreement (in form and substance satisfactory to the Initial Purchasers) and the Warrant Agreement shall be in full force and effect on the Closing Date.

               (s) The Units, Notes and Warrants shall have been duly authorized, executed and delivered by the Company.

               (t) The Company, the Escrow Agent and the Trustee shall have executed and delivered the Escrow Agreement (in form and substance satisfactory to the Initial Purchasers), the Escrow Agreement shall be in full force and effect on the Closing Date, and the Trustee and the Escrow Agent shall have received an opinion of counsel to the Company pursuant to
     Section 2(d)(ii) of the Escrow Agreement.

               (u) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities as contemplated hereby.

               (v) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Units; and no injunction, restraining order or order of any other nature by any court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Units.

               (w) The Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel to the Initial Purchasers.

          7.   Indemnification and Contribution.

               (a) The Company shall indemnify and hold harmless each of the Initial Purchasers, its officers and employees and each person, if any, who controls each of the Initial Purchasers within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which each of the Initial Purchasers, its officers, employees or controlling persons may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum, the Offering Memorandum or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by the Initial Purchasers in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by the Initial Purchasers through their gross negligence or wilful misconduct), and shall reimburse each of the Initial Purchasers and such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum, or in any such amendment or supplement, in reliance upon and in conformity with the written information furnished to the Company by the Initial Purchasers specifically for inclusion therein and described in Section 7(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Initial Purchasers or to any officer, employee or controlling person of the Initial Purchasers.

               (b) The Initial Purchasers, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by or on behalf of the Initial Purchasers specifically for inclusion therein and described in Section 7(e), and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, as the case may be, or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Initial Purchasers may otherwise have to the Company or any such director, officer or controlling person.

               (c)  Promptly after receipt by an indemnified party under this
     Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
     Section 7 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one separate firm of attorneys as local counsel, if appropriate under the circumstances) at any time for all such indemnified parties, which firm shall be designated in writing by the Initial Purchasers, if the indemnified parties under this Section 7 consist of the Initial Purchasers or any of their officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company or any of its directors, officers, employees or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use its reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (a) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

               (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the

     Initial Purchasers on the other from the offering of the Securities or if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses but after deducting discounts and commissions) received by the Company on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or the Initial Purchasers on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 7(d), the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages which the Initial Purchasers have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) The Initial Purchasers confirm that the statements with respect to the offering of the Units set forth in the first and tenth paragraphs under the caption "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

          8. Defaulting Initial Purchasers. If any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the aggregate number of Units which the defaulting

Initial Purchaser agreed but failed to purchase in the respective proportions which the total aggregate number of Units set opposite the name of each remaining non-defaulting Initial Purchaser in Schedule I hereto bears to the total aggregate number of Units set opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule I hereto; provided, however, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any Units if the total aggregate number of Units which the defaulting Initial Purchasers agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased, and any remaining non-defaulting Initial Purchaser shall not be obligated to purchase more than 110% of the number of Units which it agreed to purchase pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other initial purchasers satisfactory to the remaining non-defaulting Initial Purchasers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the total number of Units to be purchased. If the remaining Initial Purchasers or other initial purchasers satisfactory to the remaining non-defaulting Initial Purchasers do not elect to purchase the number of Units which the defaulting Initial Purchaser agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchasers or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 5 and 10. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this
                     -----------------
Agreement unless the context requires otherwise, any party not listed in
Schedule I hereto who, pursuant to this Section 8, purchases Units which a defaulting Initial Purchaser agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company for damages caused by its default. If other Initial Purchasers are obligated or agree to purchase the Units of a defaulting or withdrawing Initial Purchaser, either the remaining non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel to the Company or counsel to the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement.

          9. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 6(k) or 6(l) shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement.

          10. Reimbursement of Initial Purchaser's Expenses. If this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company to comply with the terms or to fulfil any of the conditions of Section 6 (other than Subsections 6(k), (l) and (t)) of this Agreement, the Company shall reimburse the Initial Purchasers for fees and expenses of its counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by it in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers.

          11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to: (i) Lehman Brothers Inc., Three World Financial Center, New York, NY 10285, Attention: Syndicate Department (Fax: 1-212-528-8822) and (ii) Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036, Attention: Syndicate Department (Fax: 1-212-761-0192);

     With a copy to Simpson Thacher & Bartlett, 99 Bishopsgate, 21/st/ Floor, London, EC2M 3YH, Attention: William R. Dougherty, Esq.
     (Fax: +44-171-422-4022);

               (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to Cybernet Internet Services International Inc., Stefan-George-Ring 19-23, 81929 Munich, Germany, Attention: Robert Eckert, Chief Financial Officer and Treasurer (Fax: +49-89-993-15199);

     With a copy to Powell Goldstein, Frazer & Murphy LLP, 1001 Pennsylvania Avenue, N.W., Washington D.C. 20004, Attention: Joseph M. Berl, Esq. (Fax: 1-202-624-7222).

          12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of the Initial Purchasers and the person or persons, if any, who control the Initial Purchasers within the meaning of Section 15 of the Securities Act and the indemnity agreement of the Initial Purchasers contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          13. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          14. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, the term "business day" means any day on which the
                                       ------------
Nasdaq National Market System is open for trading and the term "subsidiary" has
                                                                ----------
the meaning set forth in Rule 405 under the Securities Act.

          15. Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York.

          16.  Submission to Jurisdiction; Appointment of Agent for Service;
Waiver; Currency Indemnity.   To the fullest extent permitted by applicable law,
the Company irrevocably
submits to the non-exclusive jurisdiction of any federal or state court in the Borough of Manhattan in the City of New York, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Agreement, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company, to the fullest extent permitted by applicable law, irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding and hereby irrevocably designates and appoints CSC, at New York, New York (the "Authorized
                                                                     ----------
Agent"), for a period of ten years from the date hereof or until such time as no
-----
Units, Notes or Warrants are outstanding, as its authorized agent upon whom process may be served in any such suit or proceeding. The Company represents that it has notified the Authorized Agent of such designation and appointment and that the Authorized Agent has accepted the same in writing. The Company hereby irrevocably authorizes and directs its Authorized Agent to accept such service. The Company further agrees that service of process upon its Authorized Agent and written notice of said service to the Company mailed by first class mail or delivered to its Authorized Agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any person to serve process in any other manner permitted by law. The Company agrees that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner. Notwithstanding the foregoing, any action against the Company arising out of or based on this Agreement or the transactions contemplated hereby may also be instituted by the Initial Purchasers, their respective officers and employees or any person who controls each of the Initial Purchasers within the meaning of the Securities Act in any competent court in Germany and the Company expressly accepts the jurisdiction of any such court in any such action.

          The Company hereby irrevocably waives, to the extent permitted by law, any immunity to jurisdiction to which it may otherwise be entitled (including, without limitation, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby.

          The provisions of this Section 16(a) are intended to be effective upon the execution of this Agreement without any further action by the Company or the Initial Purchasers and the introduction of a true copy of this Agreement into evidence shall be conclusive and final evidence as to such matters.

               (a) The Company shall indemnify the Initial Purchasers against any loss incurred by them as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency")
                                                        -----------------
     other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in New York, New York at which such Initial Purchasers on the date of payment of such judgment or order are able to purchase U.S. dollars with the amount of the Judgment Currency actually received by such Initial Purchasers. If the U.S. dollars so purchased are greater than the amount originally due to such Initial Purchasers hereunder, such Initial Purchasers agree to pay the Company an amount equal to the excess of the U.S. dollars so purchased over the amount originally due to such Initial Purchasers hereunder. The foregoing shall constitute a separate and independent obligation of the Company and the Initial Purchasers, as the case may be, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, U.S. dollars.

          17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                  Very truly yours,


                                  Cybernet Internet Services International, Inc.



                                  By: /s/ Authorized Signatory
                                      ---------------------------------

Accepted:


Lehman Brothers International (Europe)


By: /s/ Authorized Signatory
    ------------------------------------

Accepted:


Morgan Stanley & Co. International Limited


By: /s/ Authorized Signatory
    ------------------------------------

                                                                      SCHEDULE I



   Initial Purchasers                                      Number of  Units
   ------------------                                      ----------------

   Lehman Brothers International (Europe)................       91500
   Morgan Stanley & Co. International Limited............       58500
                                                               ------
   Total.................................................      150000
                                                               ======